UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21764

WINTERGREEN FUND, INC.

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

888-468-6473

Richard J. Berthy, President

Trudance L.C. Bakke, Treasurer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – March 31, 2016

Item 1. Schedule of Investments.

WINTERGREEN FUND, INC

STATEMENT OF INVESTMENTS

MARCH 31, 2016 (Unaudited)

Industry
Security Description	Country	Shares	Cost	Value

Common Stocks - 74.2%
Aerospace & Defense - 0.1%
General Dynamics Corp.	United States	5,056	$635,928	$664,207

Beverages - 2.4%
Heineken Holding NV	Netherlands	8,056	600,839	628,669
The Coca-Cola Company	United States	315,473	12,520,026	14,634,792

			13,120,865	15,263,461

Chemicals - 1.2%
Frutarom Industries Ltd.	Israel	8,109	204,461	425,284
Sika AG, Br	Switzerland	1,867	6,387,427	7,389,945

			6,591,888	7,815,229

Consumer Finance - 1.9%
Provident Financial plc	United Kingdom	286,112	9,901,557	12,183,984

Diversified Financial Services - 0.0%
Berkshire Hathaway Inc., Class B(a)	United States	100	7,842	14,188

Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	United States	81,809	4,370,778	3,585,688

Food Products - 4.9%
Nestlé SA, Reg	Switzerland	419,083	15,741,109	31,315,182

Hotels, Restaurants & Leisure - 0.3%
Bergbahnen Engelberg-Truebsee-Titlis AG	Switzerland	4,169	1,429,698	1,707,185

Internet Software & Services - 4.7%
Alphabet, Inc., Class A(a)	United States	19,921	5,298,431	15,197,731
Alphabet, Inc., Class C(a)	United States	20,003	5,289,116	14,901,235

			10,587,547	30,098,966

Media - 0.3%
JCDecaux SA	France	37,944	1,477,632	1,661,003

Oil, Gas & Consumable Fuels - 2.4%
Birchcliff Energy Ltd.(a)	Canada	3,707,330	22,767,804	15,100,501

Real Estate Management & Development - 13.5%
Consolidated-Tomoka Land Co.(b)	United States	1,232,334	54,951,483	56,859,891
Sun Hung Kai Properties Ltd.	Hong Kong	2,388,543	34,157,428	29,204,987

			89,108,911	86,064,878

Road & Rail - 2.0%
Union Pacific Corp.	United States	156,426	11,603,352	12,443,688

Textiles, Apparel & Luxury Goods - 10.2%
Compagnie Financiere Richemont SA	Switzerland	530,287	15,148,157	35,047,308
Swatch Group AG, Br	Switzerland	67,936	16,218,800	23,534,378
Swatch Group AG, Reg	Switzerland	94,733	7,384,889	6,379,244

			38,751,846	64,960,930

Tobacco - 29.7%
Altria Group Inc.	United States	646,880	18,911,587	40,533,501
British American Tobacco plc	United Kingdom	961,110	28,100,336	56,457,931
Gudang Garam Tbk PT	Indonesia	751,212	2,689,924	3,699,408
Reynolds American Inc.	United States	1,752,610	31,017,149	88,173,809

			80,718,996	188,864,649

Total Common Stocks			306,815,753	471,743,739

Warrants - 0.0%		Warrants

Sun Hung Kai Properties Ltd.(a)
Expiration Date: 04/22/2016,
Exercise Price: HKD 98.60	Hong Kong	85,421	–	2,643

Total Warrants			–	2,643

Purchased OTC Call Options - 0.7%		Contracts

Nestlé SA, Reg(a)
Expiration Date: 12/15/2017,
Exercise Price: CHF 60	Switzerland	198,149	1,992,567	2,489,355
Expiration Date: 12/15/2017,
Exercise Price: CHF 68	Switzerland	325,120	1,988,910	2,150,448

Total Purchased OTC Call Options			3,981,477	4,639,803

Short-Term Investments - 18.7%
U.S. Treasury Obligations - 18.7%		Principal

United States Treasury Bills	United States
Maturity Date: 06/30/2016, Yield to Maturity 0.42%		$31,740,000	31,706,732		31,723,622
Maturity Date: 10/13/2016, Yield to Maturity 0.28%		61,715,000	61,623,068		61,623,785
Maturity Date: 11/10/2016, Yield to Maturity 0.47%		1,325,000	1,321,175		1,322,746
Maturity Date: 12/08/2016, Yield to Maturity 0.62%		1,875,000	1,866,937		1,870,654
Maturity Date: 02/02/2017, Yield to Maturity 0.51%		16,300,000	16,228,806		16,228,052
Maturity Date: 03/02/2017, Yield to Maturity 0.54%		5,750,000	5,721,508		5,720,779

Total U.S. Treasury Obligations			118,468,226		118,489,638

Total Short-Term Investments			118,468,226		118,489,638

Total Investments - 93.6%			$429,265,456	*	$594,875,823

Other Assets in Excess of Liabilities - 6.4%					40,832,499

Net Assets - 100.0%					$635,708,322

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated Issuer. See Note 3.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, and is unaudited.

Selected Abbreviations

Br	Bearer

CHF	Swiss Franc

HKD	Hong Kong Dollar

OTC	Over-the-Counter

Reg	Registered

* Cost for Federal income tax purposes as of March 31, 2016 is substantially the same as for financial statement purposes. Because tax adjustments are calculated annually, the table does not reflect tax adjustments. For the previous fiscal year’s Federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report. Net unrealized appreciation is as follows:

Gross Unrealized Appreciation	$188,693,820
Gross Unrealized Depreciation	(23,083,453)

Net Unrealized Appreciation	$165,610,367

FORWARD CURRENCY CONTRACTS

As of March 31, 2016, the Fund had the following forward currency contracts outstanding:

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Value (USD)	Net Unrealized Gain/ (Loss) (USD)
To sell:
7,300,000 CAD	4/21/2016	SVEN	$5,624,795	$5,620,976	$3,819
22,100,000 CAD	7/29/2016	SVEN	16,771,648	17,018,306	(246,658)
To buy:
7,300,000 CAD	4/21/2016	SVEN	(5,083,884)	(5,620,976)	537,092
11,700,000 CAD	7/29/2016	SVEN	(8,179,368)	(9,009,691)	830,323

Net Value of CAD Contracts			9,133,191	8,008,615	1,124,576

To sell:
16,100,000 CHF	7/29/2016	SVEN	16,537,873	16,839,830	(301,957)
59,500,000 CHF	9/23/2016	CITI	60,832,848	62,413,082	(1,580,234)
To buy:
16,100,000 CHF	7/29/2016	SVEN	(16,604,490)	(16,839,830)	235,340
6,000,000 CHF	9/23/2016	CITI	(6,309,480)	(6,293,756)	(15,724)

Net Value of CHF Contracts			54,456,751	56,119,326	(1,662,575)

To sell:
450,000 EUR	11/7/2016	SVEN	502,290	516,014	(13,724)
440,000 EUR	12/12/2016	SVEN	489,720	505,263	(15,543)

Net Value of EUR Contracts			992,010	1,021,277	(29,267)

To sell:
17,700,000 GBP	6/14/2016	CITI	27,290,214	25,428,020	1,862,194
8,200,000 GBP	12/12/2016	CITI	11,688,608	11,798,060	(109,452)

Net Value of GBP Contracts			38,978,822	37,226,080	1,752,742

To sell:
24,200,000,000 IDR	12/5/2016	CITI	1,706,388	1,745,533	(39,145)

Net Value of IDR Contracts			1,706,388	1,745,533	(39,145)

To sell:
590,000 ILS	6/8/2016	CITI	150,311	157,327	(7,016)

Net Value of ILS Contracts			150,311	157,327	(7,016)

To sell:
5,400,000 MYR	6/8/2016	CITI	1,253,919	1,376,285	(122,366)
To buy:
5,400,000 MYR	6/8/2016	CITI	(1,274,186)	(1,376,285)	102,099

Net Value of MYR Contracts			(20,267)	–	(20,267)

Net Value of Outstanding Forward Currency Contracts			$105,397,206	$104,278,158	$1,119,048

Currencies:	Counterparties:
CAD = Canadian Dollar	CITI = Citibank, N.A.
CHF = Swiss Franc	SVEN = Svenska Handelsbanken
EUR = Euro
GBP = British Pound
IDR = Indonesian Rupiah
ILS = Israeli Shekel
MYR = Malaysian Ringgit
USD = U.S. Dollar

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is an open-end, diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). The Fund was organized as a Maryland corporation on May 5, 2005 and the Investor Class inception date was October 17, 2005. The Institutional Class inception date was December 30, 2011. The Institutional Class shares do not have a distribution fee. The Fund is authorized to issue 500,000,000 shares of beneficial interest with $0.001 per share par value of Investor Class shares and 500,000,000 shares of beneficial interest with $0.001 per share par value of Institutional Class shares. The Fund seeks capital appreciation and may invest a substantial portion of its assets in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation — The Fund calculates the net asset value per share of each class on each business day the New York Stock Exchange (“NYSE”) is open, as of the close of the NYSE (normally 4:00 pm Eastern Time). Long and short portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued 1) at the last quoted sale price or, in the absence of a sale, 2) at the mean of the last bid and ask prices, except for open short positions, which are valued at the last ask price. For securities traded or dealt on more than one exchange, and in the over-the-counter (“OTC”) market, quotations from a securities market in which the security is primarily traded are used. For an option, the last quoted sale price on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest ask prices at the close of the exchanges and/or board of trade on which the option trades shall be used. Securities not traded or dealt on any securities exchange or board of trade for which OTC market quotations are readily available generally shall be valued at the mean of the current bid and ask prices. OTC derivatives for which market quotations are not readily available or are determined to be unreliable, shall generally be valued by an independent pricing agent or other reliable third party.

U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Forward Currency Contracts.

Securities are valued at fair value, in accordance with procedures approved by the Fund’s Board of Directors (the “Board”), and carried out by the valuation committee appointed by the Board (the “Valuation Committee”) when 1) market quotations are insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s Investment Manager; or 3) securities are determined to be illiquid. As of March 31, 2016, the Fund did not hold any illiquid securities or securities valued at fair value by the Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. The three levels defined by the hierarchy are as follows:

• Level 1 - unadjusted quoted prices in active markets for identical assets

• Level 2 - other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities.

Pursuant to the Fund’s valuation procedures noted previously, equity securities, which includes options and warrants, (foreign or domestic) that are actively traded on a securities exchange are valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. U.S. Treasuries are valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Foreign currencies that are actively traded are valued based on the unadjusted quoted price from the applicable market, and to the extent valuation adjustments are not applied to these balances, they are categorized as Level 1. Forward currency contracts are fair valued using various inputs and techniques, which include actual trading information, and foreign currency exchange rates. To the extent that these inputs are observable and timely, the fair values of forward currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC options valued by an independent pricing agent are classified as Level 2 investments. Investments for which there are no such quotations, or for which quotations do not appear to represent fair value, are valued at fair value using methods determined in good faith by the Valuation Committee. These fair valuations may be categorized as Level 2 or Level 3, depending on the valuation inputs.

The following table summarizes the valuation of the Fund’s assets and liabilities under the fair value hierarchy levels as of March 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$471,743,739	$-	$-	$471,743,739
Warrants*	2,643	-	-	2,643
Equity Risk Exposure:
Purchased OTC Call Options*	-	4,639,803	-	4,639,803
Short-Term Investments*	-	118,489,638	-	118,489,638

Total Investments in Securities	$471,746,382	$123,129,441	$-	$594,875,823

Foreign Exchange Risk Exposure:
Forward Currency Contracts^	$-	$3,570,867	$-	$3,570,867

Liabilities
Foreign Exchange Risk Exposure:
Forward Currency Contracts^	$-	$2,451,819	$-	$2,451,819

*	Please refer to the Statement of Investments for further breakout of each security by country and industry type.
^	Forward currency contracts are valued at the unrealized appreciation (depreciation) on the instruments.

The Fund’s policy is to disclose significant transfers between all levels based on valuations at the end of the reporting period. As of March 31, 2016, there were no transfers made between levels compared to the valuation input levels on December 31, 2015. The Fund did not invest in any Level 3 securities during the period.

Security Transactions, Investment Income, and Realized Gain/Loss — Security transactions are accounted for on trade date plus one (trade date on calendar quarter end dates). Dividend income is recorded on the ex-dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the realized gain and loss for both financial statement and Federal income tax purposes.

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) on the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency transactions in the Statement of Operations within the Fund’s Annual Report and Semi-Annual Report.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Forward Currency Contracts — During the period ended March 31, 2016, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts as measured by the difference between the forward rates at the dates of entry into the contracts and the forward rates at the reporting date is included in the Statement of Forward Currency Contracts. Realized and unrealized gains and losses are included in the Statement of Operations within the Fund’s Annual Report and Semi-Annual Report.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual amounts could differ from those estimates.

Note 3. Affiliated Issuers

Under section 2(a)(3) of the Act, an investment company is defined as being an affiliated person of a company if it owns five percent or more of a company’s outstanding voting stock.

Investments in affiliated companies for the Fund as of March 31, 2016, are shown below:

Name of issuer	Number of shares held at December 31, 2015	Gross additions	Gross reductions	Number of shares held at March 31, 2016	Value at March 31, 2016	Investment income	Realized capital gain/loss
Consolidated- Tomoka Land Co.	1,232,334	-	-	1,232,334	$56,859,891	$-	$-

Note 4. Disclosures about Investment Risks and Hedging Activities

The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic stability; and currency and interest rate and price fluctuations.

The Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks the Fund may attempt to manage through investing in derivative instruments include, but are not limited to, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Market, Counterparty, and Credit Risks — Market risk is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, and fluctuations in security prices. Credit risk involves the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets in the form of unrealized gains on forward currency contracts and the market values of OTC options. The Investment Manager is responsible for determining the value of the underlying collateral relating to a derivative instrument. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and forward currency contracts and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities within the Fund’s Annual Report and Semi-Annual Report.

Note 5. Derivative Financial Instruments

Forward Currency Contracts — A forward currency contract is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward currency contracts can help manage the risk of changes in currency exchange rates. These contracts are marked-to-market at the applicable translation rates. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward currency contracts involve a risk of loss if the Investment Manager is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward currency contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward currency contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward currency contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward currency contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Fund’s Statement of Assets and Liabilities within the Fund’s Annual Report and Semi-Annual Report.

Option Transactions — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”). An option grants a right (not an obligation) to buy or sell a financial instrument and is exercisable by the holder during a specified time period or at expiry. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (“OTC options”). A financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, as OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract, losses would be limited to the market value of options.

When a fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a fund pays the current market price for the option (known as the “option premium”). A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that when a call option is purchased by a fund, the fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. If an option purchased by a fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

When a fund writes (or sells) a call option it assumes, in return for a premium, an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time on or before the expiration date. Similarly, when a fund writes (or sells) a put option it assumes, in return for a premium, an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time on or before the expiration date. A fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option. If an option written by a fund expires unexercised, the fund realizes a capital gain equal to the premium received at the time the option was written.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Derivative and Hedging Activities — The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Investments.

The following is a summary of the location of fair value amounts of derivative investments on the Fund’s Statement of Investments as of March 31, 2016:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Statement of Investments Asset Location	Fair Value	Statement of Investments Liabilities Location	Fair Value
Equity Risk Exposure:
Purchased OTC Call Options	Investments in securities, at fair value	$4,639,803	Investments in securities, at fair value	$ -
Foreign Exchange Risk Exposure:
Forward Currency Contracts	Unrealized gain on forward currency contracts	$3,570,867	Unrealized loss on forward currency contracts	$2,451,819

Note 6. Subsequent Events

In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Fund management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

THE STATEMENT OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S AUDITED ANNUAL REPORT OR UNAUDITED SEMI-ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

Item 2. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Wintergreen Fund, Inc.

By (Signature and Title)

Richard J. Berthy, President

Date: May 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

Richard J. Berthy, President

Date: May 19, 2016

By (Signature and Title)

Trudance L.C. Bakke, Treasurer

Date: May 19, 2016